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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): December 11, 1998
                                                        -----------------


                      Security Dynamics Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



        000-25120                                       04-2916506
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(Commission File Number)                   (I.R.S. Employer Identification No.)


20 Crosby Drive
Bedford, Massachusetts                                      01730
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(Address of Principal Executive Offices)                 (Zip Code)



                                 (781) 687-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On December 11, 1998, Security Dynamics Technologies, Inc. (the "Company") announced that a purported class action lawsuit has been brought against it and certain of its officers and directors in the United States District Court for the District of Massachusetts. The plaintiff claims to represent all purchasers of the Company's common stock during the period from September 30, 1997 through July 15, 1998 and seeks unspecified damages on their behalf. The plaintiff alleges that the defendants misled the investing public concerning demand for the Company's products, the strengths of its technologies and certain trends in the Company's business. The Company intends to vigorously defend this matter.

     The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  EXHIBITS.

          Exhibit No.    Description
          -----------    -----------

             99          Press Release





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 11, 1998                     SECURITY DYNAMICS TECHNOLOGIES, INC.
                                            ------------------------------------
                                                       (Registrant)



                                            By: /s/ Arthur W. Coviello, Jr.
                                                --------------------------------
                                                Arthur W. Coviello, Jr.
                                                Executive Vice President and
                                                Chief Operating Officer





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                                  EXHIBIT INDEX



Exhibit No.                  Description
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   99                        Press Release